SCHEDULE 14A INFORMATION
   Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                          (Amendment No.____)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to  240.14a-I l(c) or  240.14a-12

                          GREEN MOUNTAIN COFFEE, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
                 --------------------------------------------
                 (Name of Person(s) Filing Proxy Statement if
                        other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-1 1.
     1)   Title of each class of securities to which transaction applies:
     ..................................................................
     2)   Aggregate number of securities to which transaction applies:
     ..................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 1

          (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[   ]    Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-1 l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
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
                       GREEN MOUNTAIN COFFEE, INC.
                       ___________________________

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON
                         Friday, April 4, 1997
                         ____________________

To Our Stockholders:

     The Annual Meeting of Stockholders of Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), will be held at Mona's Restaurant, 3 Main Street, Burlington, Vermont on Friday, April 4, 1997 at 3:00 p.m. to:

     1. elect eight directors;

     2. consider and act upon an amendment to the Company's 1993 Stock Option Plan increasing from 75,000 to 275,000 the number of shares of Common Stock for which options may be granted under the Plan;

     3. ratify the appointment of Price Waterhouse LLP as the independent accountants for the Company for the current fiscal year;
     and

     4. transact such other business as may properly be brought before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 3, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those stockholders will be open to examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the executive offices of the Company for a period of 10 days before the Meeting.

     All stockholders are cordially invited to attend the Meeting.

                                             Sincerely,

                                             /s/ Robert D. Britt
                                             ---------------------
                                             Robert D. Britt
                                             Secretary

February 28, 1997

     All stockholders are urged to attend the Meeting in person or by proxy. Whether or not you expect to be present at the Meeting, please mark, sign and return the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                     GREEN MOUNTAIN COFFEE, INC.
                           33 Coffee Lane
                      Waterbury, Vermont 05676

                           PROXY STATEMENT


Introduction
------------
     The accompanying proxy is solicited by the Board of Directors (the "Board") of Green Mountain Coffee, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Friday, April 4, 1997 at 3:00 p.m. at Mona's Restaurant, 3 Main Street, Burlington, Vermont. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of record on or about February 28, 1997.

     The Company is a Delaware holding company formed in July 1993, whose only asset is the stock of Green Mountain Coffee Roasters, Inc., a Vermont corporation ("Roasters") formed in 1981. As used herein, unless the context otherwise requires, references to the "Company" or "Green Mountain" include the Company, Roasters and Roasters' inactive subsidiary, Green Mountain Coffee Roasters Franchising Corporation, a Delaware corporation formed in 1990.

Voting
------
     To vote by proxy, please mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided.

     As of the close of business on February 3, 1997, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, 3,417,306 shares of the Company's common stock, par value $0.10 per share, were outstanding. The presence in person or by proxy of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     Each shareholder is entitled to one vote for each share of common stock held as of the record date. Stockholders may not cumulate votes for the election of directors or for any other matter. Directors are elected by plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be determined by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but are counted for quorum purposes.

Solicitation and Revocation of Proxies
--------------------------------------
     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the eight directors proposed by the Board and FOR Proposals 2 and 3 described below in this Proxy Statement. In addition, shares represented by your proxy will be voted in the discretion of the Board on any matters that may properly come before the Annual Meeting and any adjournments. Your proxy will only be used at the Annual Meeting and any adjournments.

     Once you execute and return your proxy to the Board, you may revoke or change it at any time before it is voted at the Annual Meeting by: (i) delivering a written notice of revocation to the Secretary of the Company at the address above; (ii) delivering another signed proxy to the Secretary; or
(iii) attending the Annual Meeting and voting in person.

     The Company will bear the entire cost of soliciting the proxies. In addition to solicitation by mail, the directors, officers and other employees of the Company may solicit proxies in person, by telephone or by other means without additional compensation. The Company does not presently intend to retain professional proxy solicitation assistance or to solicit proxies otherwise than as described.

Proposals of Stockholders
-------------------------
     Proposals of stockholders intended to be included in the Company's proxy materials for presentation at the 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont 05401 by November 1, 1997.


                             PROPOSAL 1
                        Election of Directors

     At the Annual Meeting, eight directors will be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. Each of the nominees is a director of the Company. Management recommends that you vote FOR each of the nominees below. The Board knows of no reason why any nominee might be unable or unwilling to serve.

     The following sets forth the names and ages of the eight nominees for election to the Board of Directors and the executive officers of the Company and their respective positions with the Company.

                                Year First
Name                      Age   Elected   Positions with the Company
---------------------     ---   --------- --------------------------
Robert P. Stiller          53   1993      Chairman of Board of Directors,
                                          President and Chief Executive Officer
Robert D. Britt            41   1993      Chief Financial Officer, Treasurer,
                                          Secretary and Director
Stephen J. Sabol           35   1993      Vice President and Director
Jonathan C. Wettstein      48   1994      Vice President and Director
Paul Comey*                46   1993      Vice President
William D. Davis(1)(2)     47   1993      Director
Jules A. del Vecchio(1)(2) 53   1993      Director
David E. Moran(2)          43   1995      Director
Ian W. Murray(1)(2)        62   1993      Director

----------------------------------------------------

(1)  Member of Audit Committee of Board of Directors.

(2) Member of Compensation Committee of the Board of Directors, which was established on October 17, 1996, subsequent to the end of fiscal 1996.

*    Not a nominee for director.

     Certain biographical information regarding each director and executive officer of the Company is set forth below:

     Robert P. Stiller, founder of Roasters, has served as its President and a director since its inception in July 1981. In September 1971, Mr. Stiller co-founded Robert Burton Associates, a company engaged in the development and sale of E-Z Wider cigarette papers and served as its President and director until June 1980.

     Robert D. Britt has served as Chief Financial Officer of Roasters since May 1993. From July 1992 to April 1993, Mr. Britt served as Chief Financial Officer for Engineered Coatings, Inc., a manufacturer engaged in the design and application of high temperature metallic and ceramic coatings to metal parts. From June 1990 to July 1992, Mr. Britt served in an executive capacity with FCR, Inc., a recycling and beverage redemption company, having held the positions of Vice President and Chief Financial Officer and Director of Business Development. From June 1986 to May 1990, Mr. Britt was a Senior Manager in the Entrepreneurial Services Group at Ernst & Young. Mr. Britt holds a Master of Business Administration from the Wharton School at the University of Pennsylvania.

     Stephen J. Sabol has served as Vice President of Sales of Roasters since September 1996. Mr. Sabol served as Vice President of Branded Sales of Roasters from August 1992 to August 1996. From September 1986 to August 1992, Mr. Sabol was the General Manager of Roasters and was responsible for overall performance of the wholesale division in Maine and New Hampshire. Prior thereto, Mr. Sabol was employed in a managerial capacity by Property Management Consultants, a real estate management company.

     Jonathan C. Wettstein has served as Vice President and Plant Manager of Roasters since April 1993. From June 1974 to April 1993, Mr. Wettstein was employed by Digital Equipment Corporation in a variety of positions including Plant Manager, Order Administration Manager, Marketing Manager, Business and Materials Manager and Product Line Controller. Mr. Wettstein holds a Master of Business Administration from the Harvard Business School.

     Paul Comey has served as Executive Director of Facilities and Process Engineering of Roasters since June 1993. From March 1986 to May 1993, Mr. Comey was the owner and principal consultant of Baseline Solutions, a company engaged in providing consulting services to the coffee industry, including the Company.

     William D. Davis is currently the Chief Executive Officer, President and Partner at Waterbury Holdings of Vermont, a specialty foods holding company. Mr. Davis also currently holds the position of Partner and CEO of affiliates of Waterbury Holdings of Vermont including McKenzie LLC, All Season's Kitchen LLC, Franklin County Cheese Corporation, Frank Hahn Incorporated and Rondele Foods LLC. From January 1985 to October 1994, Mr. Davis was President and Chief Executive Officer of Cabot Creamery Cooperative, Inc., a dairy food manufacturer.

     Jules A. del Vecchio is currently a Vice President of New York Life Insurance Company and is responsible for communications and agent management and training. Mr. del Vecchio has been affiliated with New York Life Insurance Company since 1970.

     David E. Moran is currently a partner in the Cambridge Group, a management consulting company focused on marketing. Before joining the Cambridge Group, he was a partner at Marketing Corporation of America from July 1984 to June 1992. Earlier in his career Mr. Moran spent ten years in brand management at General Foods and International Playtex. While at General Foods, he was Brand Manager of several of its Maxwell House coffee brands.

     Ian W. Murray is currently retired. From April 1983 to January 1992, Mr. Murray was the Chairman of the Board, President and Chief Executive Officer of Nestle Enterprises Limited, Canada. Prior thereto, Mr. Murray served as the President and Chief Executive Officer of Libby, McNeill & Libby, Inc.
and Standard Brand Foods.

     Officers are elected annually and serve at the discretion of the Board of Directors. Directors are elected annually by the Company's stockholders.

General Information Concerning the Board of Directors and its Committees
------------------------------------------------------------------------
     The Board of Directors of the Company met 8 times in the fiscal year ended September 28, 1996. During that year each of the directors attended at least 75% of the aggregate of all meetings of the Board and of all committees of which he was a member except Mr. del Vecchio who attended 70% of the meetings of the Board and committee on which he serves. The Company does not have a standing nominating committee.

     Audit Committee. The Audit Committee reviews the engagement of the independent accountants and their independence. It also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is composed of Messrs. Davis, del Vecchio and Murray. The Committee met twice during the fiscal year ended September 28, 1996.

     Compensation Committee. In October 1996, the Board created a standing Compensation Committee. Composed of non-employee directors, its purpose is to establish, implement and monitor the strategy, policies and plans of the Company and its subsidiaries for the compensation of all executive officers of the Company and its subsidiaries. Its duties include reviewing and determining the compensation of the executive officers of the Company and its subsidiaries, including setting any Company, subsidiary or business unit performance goals, and administering the Company's stock option and stock purchase plans. Directors Davis, del Vecchio, Moran and Murray constitute this Committee.

                         PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 13, 1996 for (1) each of the Company's directors, (2) all directors and executive officers of the Company as a group, (3) each Named Executive Officer and (4) each person known by the Company to own beneficially 5% or more of the outstanding shares of its common stock:

                                 Number of Shares
                                 of Common Stock        Percent Ownership
Name and Address of              Beneficially Owned     of Common Stock
Beneficial Owner                                        Outstanding
-------------------------        ------------------     -----------------
Robert P. Stiller(1)                  2,053,286                60.1%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, VT 05676

Robert D. Britt(2)(3)                    50,000                 1.4%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, VT 05676

Stephen J. Sabol(4)                      48,071                 1.4%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, VT 05676

Jonathan C. Wettstein(3)(5)              51,249                 1.5%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, VT 05676

Paul Comey(6)                            47,910                 1.4%
c/o Green Mountain Coffee, Inc.
33 Coffee Lane
Waterbury, VT 05676

William D. Davis(7)                       4,700                 0.1%
RD #2 Box 756
Waterbury, VT 05676

Jules A. del Vecchio(7)(8)               26,074                 0.8%
c/o New York Life Insurance Co.
51 Madison Avenue
New York, NY 10010

David E. Moran(9)                         1,250                 (11)
16 Tamarack Place
Greenwich, CT 06831

Ian W. Murray(7)                          2,500                 0.1%
P.O. Box 23618
Hilton Head, SC 29925-3618

Hathaway & Associates                   250,000                 7.3%
119 Rowayton Avenue
Rowayton, CT 06853

All directors and officers            2,285,040                63.2%
as a group (9 persons)(10)

----------------------------

(1) Includes an aggregate of 117,870 shares of common stock held by Trusts for the benefit of Mr. Stiller's wife and children and excludes shares owned by relatives of Mr. Stiller, if any, as to which Mr. Stiller disclaims beneficial ownership.

(2) Includes 47,910 shares of common stock for Mr. Britt issuable upon exercise of outstanding stock options and excludes 762 shares of common stock issuable upon exercise of stock options under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(3) Excludes 500 shares of common stock for Mr. Britt and 2,014 shares for Mr. Wettstein issuable upon exercise of fiscal 1997 stock options under the Company's Employee Stock Purchase Plan (which options are not exercisable until September 27, 1997).

(4) Includes 47,972 shares of common stock for Mr. Sabol issuable upon exercise of stock options and excludes 824 shares of common stock issuable upon exercise of stock option under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(5) Includes 47,956 shares of common stock for Mr. Wettstein issuable upon exercise of outstanding stock options and excludes 808 shares of common stock issuable upon exercise of stock options under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(6) Includes 47,910 shares of common stock for Mr. Comey issuable upon exercise of outstanding stock options and excludes 762 shares of common stock issuable upon exercise of stock options under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(7) Includes for each person 2,500 shares of common stock issuable upon exercise of outstanding stock options and excludes for each person 2,500 shares of common stock issuable upon exercise of stock options under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(8) Includes 23,574 shares held of record by Phyllis Grennan Huffman, Mr. del Vecchio's wife.

(9) Represents shares of common stock for Mr. Moran issuable upon the exercise of stock options and excludes 3,750 shares of common stock issuable upon exercise of stock options under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(10) Includes an aggregate of 200,498 shares of common stock issuable upon exercise of stock options held by certain officers of the Company that are exercisable within the next 60 days and excludes 2,514 shares of common stock issuable upon exercise of fiscal 1996 stock options under the Company's Employee Stock Purchase Plan (which options are not exercisable until September 27, 1997) and excludes 14,406 shares of common stock issuable upon exercise of stock options under the Company's 1993 Stock Option Plan which are not exercisable within 60 days.

(11) Less than 0.1%

                        EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation, cash and non-cash, awarded to, earned by or paid by the Company to its President and Chief Executive Officer and to executive officers whose annual compensation (consisting solely of base salary and bonus, if any) exceeded $100,000 for the year ended September 28, 1996 (the "Named Executive Officers"):

                       Summary Compensation Table

                                                                 Long Term
                                                                 Compensation-
                            Annual                     Other     Securities
Name and                    Compensation            Compensation Underlying
Principal Position    Year  Salary($)     Bonus($)      $(1)     Stock Options
------------------    ----  ------------  --------  ------------ -------------
Robert P. Stiller     1994    157,000        -            600       -
Chairman of the       1995    189,000        -           -          -
Board of Directors,   1996    190,419      57,300        -          -
President and Chief
Executive Officer

Robert D. Britt       1994     96,400(5)     -         25,800        165(3)
Chief Financial       1995    108,800        -          2,000      2,449(3)(4)
Officer, Treasurer,   1996    109,126      10,000       2,100      1,000(3)(6)
Secretary and
Director

Stephen J. Sabol      1994    116,700        -           -            99(3)
Vice President of     1995    122,500        -           -         1,648(4)
Sales and Director    1996    126,622       5,000       2,000       -

Jonathan C. Wettstein 1994    110,400(5)     -           -           190(3)
Vice President and    1995    119,700        -           -         2,465(3)(4)
Plant Manager         1996    121,682       6,000       1,400      2,254(3)(6)
and Director

Paul Comey            1994     94,900(5)     -           -           -
Executive Director    1995    104,200        -          1,800       1,524(4)
of Facilities and     1996    109,340       5,000       2,700        -(6)
Process Engineering

-------------------------

(1) Except as noted, represents matching contributions to the Company's 401(k) Plan.

(2)  Includes $25,700 for reimbursement of relocation expenses.

(3) Represents common stock shares issuable upon exercise of options granted under the Company's Employee Stock Purchase Plan (includes 925 shares for Mr. Britt and 849 shares for Mr. Wettstein in fiscal 1995).

(4) Represents common stock shares issuable upon exercise of options granted under the Company's 1993 Stock Option Plan (includes 1,524 shares for Mr. Britt and 1,616 shares for Mr. Wettstein in fiscal 1995).

(5) Executive agreed to a reduced base salary during a portion of fiscal 1994 as part of the Company's fiscal 1994 cost containment program.

(6) The term of outstanding options to purchase 47,148 shares held by Mr. Britt, 47,148 shares held by Mr. Wettstein and 23,574 shares held by Mr. Comey were extended in fiscal 1996 for an additional five years and now expire in 2003. The exercise price of these options exceeded the fair market value of the common stock at the date of the extension.

                        Employment Agreements

      On July 1, 1993, Roasters entered into a four-year employment agreement with Robert Stiller, its President and Chief Executive Officer. The employment agreement provides that Mr. Stiller will receive a minimum base annual salary of $185,000, performance-based bonuses to be determined from time to time by the Board of Directors of the Company and additional compensation equal to a maximum of 75% of his then base compensation in consideration for Mr. Stiller's agreement to remain employed with the Company for a period of 90 days after the consummation of any sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity. In addition, Mr. Stiller is entitled to a severance payment consisting of 100% of his then base compensation in the event that he is terminated for any reason other than (i) for cause or (ii) his voluntary resignation.
Mr. Stiller is also entitled to certain benefits, including health insurance coverage, life insurance and long-term disability coverage.

     On March 26, 1993, Roasters entered into an employment agreement with Robert D. Britt, its Chief Financial Officer, Treasurer and Secretary.
The employment agreement provides that Mr. Britt will receive a minimum base annual salary of $100,000, subject to certain annual cost of living adjustments, performance-based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 200% of his then base compensation payable over 24 months in the event of a sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity or any transaction or series of related transactions resulting in Mr. Stiller owning less than 50% of the Company's issued and outstanding common stock.
In addition, Mr. Britt is entitled to a severance payment equal to 50% of his then base compensation in the event that he is terminated for any reason other than (i) for cause or (ii) his voluntary resignation. Mr. Britt is also entitled to reimbursement of certain relocation expenses. The employment agreement may be terminated at any time by Roasters or Mr. Britt.

     On July 1, 1993, Roasters entered into an employment agreement with Stephen J. Sabol, its Vice President of Sales. The employment agreement provides that Mr. Sabol will receive a minimum base annual salary of $120,000 and performance based bonuses to be determined from time to time by the Board of Directors. Mr. Sabol was also reimbursed for certain relocation expenses. The employment agreement may be terminated at any time by Roasters or Mr. Sabol.

     On July 1, 1993, Roasters entered into an employment agreement with Jonathan C. Wettstein, its Vice President and Plant Manager. The employment agreement provides that Mr. Wettstein will receive a minimum base annual salary of $115,000, performance based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 100% of his then base compensation in the event of a sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity. In addition, Mr. Wettstein is entitled to a severance payment consisting of 50% of his then base compensation in the event that he is terminated for any reason other than (i) for cause or (ii) his voluntary resignation. The employment agreement may be terminated at any time by Roasters or Mr. Wettstein.

     On July 1, 1993, Roasters entered into an employment agreement with Paul Comey, its Executive Director of Facilities and Process Engineering. The employment agreement provides that Mr. Comey will receive a minimum base annual salary of $100,000 and performance-based bonuses to be determined from time to time by the Board of Directors. The employment agreement may be terminated at any time by Roasters or Mr. Comey.

      Each of the above employment agreements also provides that the officer shall not (i) disclose or use any confidential information of the Company during or after the term of his agreement, (ii) compete with the Company or any of its affiliates during the term of his agreement, or in certain circumstances, for a period of six months thereafter or (iii) recruit any employee of the Company for employment in any other business competitive with the Company for a period of one year after the termination of his agreement.

                Stock Options Granted in Fiscal 1996

    The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended September 28, 1996, to each of the Named Executive Officers.

                            OPTION GRANTS
             IN THE FISCAL YEAR ENDED SEPTEMBER 28, 1996

                                             Individual Grants
                                 Percent of
                                 Total Options
                                 Granted to
                                 Employees in      Exercise or
                                 Fiscal Year       Base Price       Expiration
   Name                 Granted    1996(1)         (per share)        Date(3)
-----------------       -------  ------------      -----------      ----------
Robert P. Stiller          -           -                -               -
Robert D. Britt        1,000(2)     3.3%             $5.10           09/28/96
Stephen J. Sabol           -           -                -               -
Jonathan C. Wettstein  2,254(2)     7.5 %            $5.10           09/28/96
Paul Comey                 -           -                -               -

--------------------------

(1) In fiscal 1996, the Company granted a total of 29,878 options (21,878 granted under the Company's Employee Stock Purchase Plan and 8,000 options granted under the Company's 1993 Stock Option Plan) to employees and such number was used in calculating the percentages above. Effective July 26, 1996, the term of 141,440 options under individual non-qualified option agreements including 47,148 held by Mr. Britt, 47,148 held by Mr. Wettstein and 23,574 held by Mr. Comey, was extended from five years to ten years and are not stated as new option grants for purposes of this table.

(2) These options were granted under the Company's Employee Stock Purchase
Plan.

(3) The options granted under the Company's Employee Stock Purchase Plan expire on the last day of the fiscal year in which such options are granted.

Aggregated Options Exercises
----------------------------
     The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year ended September 28, 1996 by each of the Named Executive Officers and the final year-end value of unexercised options.

                     AGGREGATED OPTION EXERCISES
             IN THE FISCAL YEAR ENDED SEPTEMBER 28, 1996
                    FISCAL YEAR END OPTION VALUES


                                          Number of         Value of Unexercised
                                          Unexercised       "In-the-Money"
                                          Options at        Options at
                   Shares       Value     Fiscal Year End   Fiscal Year End(2)
                   Acquired     Realized  Exer-    Unexer-  Exer-     Unexer-
   Name            on Exercise    (1)     cisable  cisable  cisable   cisable
-----------------  -----------  --------  ----------------  ------------------
Robert P. Stiller      -           -          -       -         -       -

Robert D. Britt     1,000(3)    $  900     47,529   1,143     $ 0       $  0

Stephen J. Sabol       -           -       47,560   1,236     $215,702  $  0

Jonathan C.
Wettstein           2,254(3)    $2,029     47,552   1,212     $0        $  0

Paul Comey             -           -       47,529   1,143     $107,851  $  0

---------------------------

(1) The exercise price of the options granted under the Company's Employee Stock Purchase Plan is the lower of 85% of the closing price of the Company's common stock (i) on the first day of the fiscal year on which trading occurred on NASDAQ or (ii) on the last day of the fiscal year on which trading occurred on NASDAQ (the lower of the two closing prices shall be referred to herein as the "Lower Closing Price"). The value realized upon exercise of these options has been calculated to equal 15% of the Lower Closing Price.

(2) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the option on September 28, 1996, assumed by the Company to have been $7.125 per share, and the exercise price of the applicable options ($2.55 per share), multiplied by the applicable number of options.

(3) Options exercised were those granted under the Employee Stock Purchase Plan.

Board of Directors Compensation
-------------------------------
     Officers are elected annually and serve at the discretion of the Board of Directors. Directors are elected annually by the Company's stockholders. Each of the directors of the Company (other than any of such persons who are also officers of the Company) is paid a retainer and is reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting. The annual retainer in fiscal 1996, fiscal 1995 and fiscal 1994 was $4,000. In fiscal 1997, the annual retainer will be $8,000. In addition, Mr. Murray was paid $750 for additional services in fiscal 1996.

     The Company has granted five-year, non-statutory options to purchase 5,000 shares of common stock to each non-employee director under the Company's 1993 Stock Option Plan. Messrs. Davis, del Vecchio and Murray's options were granted in fiscal 1994 at an exercise price of $6.00 per share and vest ratably over a four-year period from the date of grant. Mr. Moran's options were granted in fiscal 1996 at an option price of $6.25 per share and vest ratably over a four-year period from the date of grant.


                        CERTAIN TRANSACTIONS

     From time to time since the Company's inception and prior to fiscal 1991, Robert P. Stiller, the Company's President, Chief Executive Officer and majority stockholder, had advanced funds to the Company to meet its working capital needs. At September 24, 1994, the Company had outstanding a note payable to Mr. Stiller, the Company's majority stockholder, totaling $416,000. The note was payable in quarterly installments of $25,000 and bore interest at 7.91%, payable monthly. The note was paid in full in April 1995. Interest paid by the Company to the majority stockholder for the year ended September 30, 1995 was $15,000.

     Mr. Stiller agreed to guarantee the repayment of the indebtedness incurred by the Company to the Central Vermont Economic Development Corporation. See Note 8 of "Notes to Consolidated
Financial Statements" for a description of the terms of such indebtedness.

     Any future transactions between the Company and its officers, directors, principal stockholders or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any loans to officers, directors, principal stockholders or affiliates of any of them will be made for bona fide business purposes, will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors.

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the Boston Stock Exchange and NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports.

     Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to the fiscal year ended
September 28, 1996, all reporting persons timely filed the required reports except Mr. Moran, whose November 1995 grant of stock options in connection with his appointment to the Board of Directors, was reported on Form 4 in February 1996 instead of December 1995.

     The Board of Directors of the Company recommends a vote FOR the election of each of the eight nominees to the Board of Directors under Proposal 1.

                             PROPOSAL 2

               Amendment of the 1993 Stock Option Plan

     In July, 1996, the Board voted to amend the Company's 1993 Stock Option Plan (the "Plan") to increase to 275,000 the number of shares of Common Stock for which options may be granted. Currently, a total of 75,000 shares of Common Stock (subject to adjustment in certain circumstances) have been reserved for issuance upon the exercise of options granted under the Plan.

     The purpose of the Plan is to advance the interests of the Company by providing an opportunity for ownership of the Common Stock by employees, agents and directors of the Company. By providing an opportunity for such stock ownership, the Company seeks to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business. Options granted under the Plan may be either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of
Section 422 of the Code ("NSOs").

     The Board of Directors has historically administered the Plan. Beginning in October, 1996, the Compensation Committee of the Board began administering the Plan. The Committee is empowered to determine, among other things, recipients of grants, whether a grant will consist of ISOs or NSOs or a combination thereof, the price (within limits) at which the option is exercisable, the number of shares of Common Stock to be subject to such options, when the options are first exercisable and when they expire.

     In determining the eligibility of an individual to be granted an option as well as in determining the number of shares of Common Stock to be optioned to any individual, the Committee may take into account the position and responsibilities of the individual being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Committee may deem relevant.

     The option price or prices of shares of the Common Stock for options designated as NSOs will be as determined by the Committee; provided, however, such option price will be not less than 85% of the fair market value of the stock subject to such option determined as of the date of grant of such option. Subject to the certain conditions, the option price or prices of shares of the Common Stock for ISOs will be at least the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the regulations promulgated under Section 422 of the Internal Revenue Code of 1986, as amended (the "Regulations").

     Each option granted under the Plan will be exercisable at such time or times and during such period as set forth in the Option Agreement; provided, however, that no option granted under the Plan will have a term in excess of 10 years from the date of grant.

     An option granted to any optionee whose employment is terminated will terminate on the earlier of (i) ninety days after the date such optionee's employment is terminated or (ii) the date on which the option expires by its terms, and will only be exercisable to the extent such right has accrued and is in effect on the date of termination. If the employment of an optionee is terminated by the Company for cause or because the optionee is in breach of any employment agreement, such option will terminate on the date the optionee's employment is terminated by the Company.

     If the employment of an optionee is terminated by the Company because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option will terminate on the earlier of (i) one year after the date such optionee's employment is terminated or (ii) the date on which the option expires by its terms, and all such options will become immediately exercisable.

     In the event of the death of any optionee, any option granted to such optionee will terminate one year after the date of death or on the date on which the option expires by its terms, whichever occurs first, and such options may be exercised as to the full number of shares covered thereby, whether or not the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

     Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check payable to the order of the Company or, subject to certain conditions, Common Stock, in an amount equal to the exercise price of such options. To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice to the Company, accompanied by payment in full for such shares. No partial exercise may be made for less than 100 full shares of Common Stock.

     The right of any optionee to exercise any option granted to him or her will not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such option will be exercisable during the lifetime of such optionee only by him or her.

     Unless sooner terminated as provided in the Plan, the Plan will terminate in July 2003. The Committee may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Committee may not, without the approval of the stockholders of the Company increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan and (ii) any such modification or amendment of the Plan will be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers, Inc. or exchange listing requirements.

     ISOs granted under the Plan are subject to certain restrictions, including a limitation on the value of options to be exercised in a calendar year and restriction on the exercise price of ISOs held by owners of more than 10% of the voting power of all classes of stock of the Company.

     The approximate number of individuals eligible to receive ISOs under the Plan, as amended, is 291 as of January 31, 1997.

     As of January 31, 1997 options to purchase an aggregate of 133,084 shares had been granted under the Plan, of which 118,700 were outstanding at January 31, 1997. The outstanding options are exercisable at prices ranging from $6.00 to $8.50 per share. The last sales price of the Common Stock on January 31, 1997 as reported by NASDAQ was $7.125.

     The specific future benefits to be received by executive officers, directors and employees of the Company under the Plan are not determinable.

     The following table sets forth for (i) all current executive officers as group; (ii) all current directors who are not executive officers as a group; (iii) each nominee for election as a director;
(iv) any individual who has received 5% or more of grants under the Plan; and (v) all employees, including all current officers who are not executive officers, as a group, the number of shares for which options have been granted under the Plan as of January 31, 1997:

                                      Number of Shares for which
  Name of Individual or Group         Options Have Been Granted
  ------------------------------      ---------------------------
  Robert P. Stiller*                                       0
  Robert D. Britt*                                     1,524
  Stephen J. Sabol*                                    1,648
  Jonathan C. Wettstein*                               1,616
  Paul Comey                                           1,524
  William D. Davis*                                    5,000
  Jules A. Del Vecchio*                                5,000
  Ian W. Murray*                                       5,000
  David E. Moran*                                      5,000
  All Current Executive Officers (5 persons)           6,312
  All Current Non-Executive Directors (4 persons)     20,000
  All Employees (1,154 persons)                       93,300

----------------------------

  * Nominee for director.

Federal Income Tax Consequences
-------------------------------
     The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable. Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any shares of Common Stock acquired upon the exercise of an option.

     Generally, the grant of either ISOs or NSOs is not a taxable event either for the Company or for the employee. In the unusual case where an NSO has a readily ascertainable fair market value on the date of grant, the employee will recognize such value as compensation income and the Company will be entitled to a corresponding deduction.

     No income is recognized by the employee, and no deduction may be taken by the Company, when an ISO is exercised, except for alternative minimum tax purposes (see below). When an NSO is exercised, the employee generally recognizes ordinary income equal to the difference between the fair market value of the stock on the date of exercise and the option price. If, however, stock received upon exercise of an NSO is subject to substantial restrictions, income recognition will be postponed until the restrictions lapse, unless the employee elects to be taxed currently. The Company is entitled to a concurrent deduction of the amount of income recognized by the employee.

     Because the value of stock received pursuant to the exercise of an NSO has already been taxed to the employee, its further disposition is not subject to any restrictions (other than those, if any, imposed by applicable securities law). Upon disposition of such stock, any difference between the sale price and the fair market value of the stock on the date of exercise is a capital gain or loss. When stock acquired pursuant to exercise of an ISO is disposed of, the difference between its fair market value on the date of disposition and the option price is a capital gain or loss; provided, that the stock is not disposed of within either (i) two years from the date the ISO was granted or (ii) one year from the date the stock was acquired (a "disqualifying disposition"). No deduction may be taken by the Company. These holding periods do not apply in the event the employee dies and his or her estate exercises the ISO. Furthermore, transfers (i) to a trustee, receiver or fiduciary in connection with an insolvency proceeding or (ii) by such trustee, receiver or fiduciary for the benefit of creditors, are not disqualifying dispositions.

     If stock acquired pursuant to exercise of an ISO is disposed of in a disqualifying disposition, the difference between its fair market value on the date of exercise and the option price is ordinary income to the employee (and is deducted by the employer) in the year of the disposition and any further gain on disposition is treated as capital gain. If the value of the stock on the date of disposition is less than its value on the date of exercise, only the difference between the exercise price and the sale price is treated as ordinary income.

     An employee may be subject to an alternative minimum tax ("AMT") as a result of the exercise of an ISO. In general, the tax base for the AMT is alternative minimum taxable income ("AMTI") which is defined as the employee's adjusted gross income, as modified by certain adjustments, plus tax preference items for the year, reduced by certain deductions. This amount is then reduced by an exemption amount and is subject to tax at a rate of 24%. The AMT is imposed to the extent that it exceeds an employee's regular tax liability.

     For purposes of the AMT, the difference between the fair market value of the acquired stock on the exercise date and the exercise price of the ISO must be included in AMTI for the year in which it would have been included in income if the ISO were an NSO. A special rule applies, however, in the event that stock so acquired is sold in a disqualifying disposition in the same year the ISO is exercised and the amount realized on such sale is less than the stock's fair market value on the date of exercise. In such event, the amount includable in AMTI cannot exceed the difference between the amount realized on the sale of such stock and the employee's tax basis for such stock. The employee will then have a basis in the stock for AMT purposes equal to the exercise price of the ISO plus the amount of income recognized for AMT purposes.

     The Board of Directors of the Company recommends a vote FOR the approval of the amendment to the Company's 1993 Stock Option Plan under this Proposal 2.

                             PROPOSAL 3
                     Ratification of Appointment
                   of the Independent Accountants

     Price Waterhouse LLP has served as the Company's independent accountants since 1986. The Company expects that a representative of Price Waterhouse LLP will attend the Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

     The Board of Directors of the Company recommends a vote FOR the ratification of Price Waterhouse LLP as the independent accountants for the Company under Proposal 3.


                            OTHER MATTERS

     The Board of Directors is not aware of any matters not set forth herein that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote as the Board of Directors directs.

          By order of the Board of Directors,

          /s/ Robert D. Britt
          -------------------
          Robert D. Britt
          Secretary

Dated:  February 28, 1997

                      GREEN MOUNTAIN COFFEE, INC.
               PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held April 4, 1997

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints Robert P. Stiller and Robert D. Britt, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Green Mountain Coffee, Inc. (the "Company") to be held Friday, April 4, 1997, at 3:00 p.m. at Mona's Restaurant, 3 Main Street, Burlington, Vermont, and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

     1.     PROPOSAL 1 - To elect eight directors.
     Nominees: Robert P. Stiller, Robert D. Britt, Stephen J. Sabol, Jonathan C. Wettstein, William D. Davis, Jules A. del Vecchio, David E. Moran and Ian W. Murray

            [__] FOR all nominees              [__] WITHHELD from all nominees
            [__] FOR, except vote withheld from the following nominees:
            _____________________________________________________________

     2.     PROPOSAL 2 - Amendment of the 1993 Stock Option Plan.
            [__] FOR              [__] AGAINST        [__] ABSTAIN

     3.     PROPOSAL 3 - Ratification of Price Waterhouse LLP as auditors
            [__] FOR              [__] AGAINST        [__] ABSTAIN

     4. In their discretion on any other business that may properly come before the Meeting and any adjournments.

                       (Please sign on reverse.)


     This proxy will be voted as directed or, if no direction is given, will be voted FOR the nominees under Proposal 1, FOR Proposals 2 and 3, and in the proxies' discretion on all other matters that may properly come before the Meeting. If this proxy is not marked to withhold authority to vote for any nominee it will be voted FOR all nominees.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this card. If it is inaccurate please include your correct address below.

                                  Dated: _______________________________, 1997


                                  ______________________________________
                                                (Signature)

                                  ______________________________________
                                                (Signature)


                                  Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your name and exact title.

                        GREEN MOUNTAIN COFFEE, INC.
                          1993 STOCK OPTION PLAN

     1.   Purpose of the Plan.

      The purpose of the Green Mountain Coffee, Inc. 1993 Stock Option Plan (the "Plan") is to advance the interests of Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company and its subsidiaries, as defined below. By providing an opportunity for such stock ownership, the Company seeks to attract and retain such qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business. This Plan and the grant of any option hereunder shall be effective only upon, and concurrently with, the completion of the Company's "initial public offering". "Initial public offering" means an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the offer and sale of Common Stock, as defined below, for the account of the Company, and the completion thereof shall mean the delivery of and payment for the shares of Common Stock pursuant to such offering.

     2.   Stock Subject to the Plan.

     (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.10 par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan (the "Options") shall be 275,000, subject to adjustment as provided in Section 13 hereof.

     (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

     (c) Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board").

     3.   Administration of the Plan.

     The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting any Option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of the Common Stock, and the Board shall issue shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency.
No director shall be liable for any action or determination made in good faith. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "disinterested persons" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualified as a "disinterested person" within the meaning of paragraph (c)(2) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

     4.   Type of Options.

     Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of
Section 422 of the Code.

     5.   Eligibility.

     Options designated as incentive stock options may be granted to any full-time employees of the Company or any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Treasury regulations promulgated thereunder (the "Regulations").
Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents, directors of and consultants to the Company, whether or not otherwise employees of the Company.

     In determining the eligibility of an individual to be granted an Option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

     6.   Restrictions on Incentive Stock Options.

     Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Shares. Ordinarily, the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified option pursuant to
     Section 422(d)(1) of the Code. In the event that an indi vidual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

     (b) Ten Percent (10%) Shareholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

                    (i)  The Option price per share subject to
               such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such Option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

                    (ii) The incentive stock option by its terms
               shall not be exercisable after the expiration of five (5) years from the date such option is granted.

     7.   Option Agreement.

     Each Option shall be evidenced by an Option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code.
No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one Option may be granted to an individual.

     8.   Option Price.

     (a) The Option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board; provided, however, such Option price shall be not less than 85% of the fair market value of the stock subject to such Option, determined as of the date of grant of such Option.

     (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price or prices of shares of the Company's Common Stock for incentive stock options shall be at least the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

     (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" price quotations on the National Daily Quotation Service for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

     9.   Manner of Payment: Manner of Exercise.

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with
Section 8 hereof.

     (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after thirty (30) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

     10.  Exercise of Options.

     Each Option granted under the Plan shall, subject to Section 11 (b) and Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no Option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an Option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock.

     11.  Term of Options: Exercisability.

     (a)  Term.

                    (i)  Each Option shall expire on a date
               determined by the Board which is not more than ten
               (10) years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

                    (ii) Except as otherwise provided in this
               Section 11, an Option granted to any optionee whose employment, for the Company or any of its subsidiaries, is terminated, shall terminate on the earlier of ninety days after the date such optionee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

                    (iii) If the employment of an optionee is terminated by the Company or any of its subsidiaries for cause or because the optionee is in breach of any employment agreement, such Option will terminate on the date the optionee's employment is terminated by the Company or any such subsidiary.

                    (iv) If the employment of an optionee is
               terminated by the Company or any of its
               subsidiaries because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such optionee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

                    (v)  In the event of the death of any
               optionee, any Option granted to such optionee shall terminate one year after the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

     (b)  Exercisability.

                    (i)  Except as provided below, an Option
               granted to an optionee whose employment, for the Company or any of its subsidiaries, is terminated, shall be exercisable only to the extent that the right to purchase shares under such Option has accrued and is in effect on the date such optionee's employment, for the Company or any such subsidiary, is terminated.

                    (ii) An Option granted to an optionee whose
               employment is terminated by the Company or any of its subsidiaries because he or she has become permanently disabled, as defined above, shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of Section 10 hereof such Option was otherwise exercisable as of the date of disability.

                    (iii)     In the event of the death of an
               optionee, the Option granted to such optionee may be exercised as to the full number of shares covered thereby, whether or not under the provisions of Section 10 hereof the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

     12.  Options Not Transferable.

     The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such Option.

     13.  Recapitalization, Reorganizations and the Like.

     In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

     In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the Option price therefor. Upon receipt of such consideration, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

     The Board shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any Options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

     A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

     Upon dissolution or liquidation of the Company, all Options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

     If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which
Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     14.  No Special Employment Rights.

     Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Option holder any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time of such occurrence.

     15.  Withholding.

     The Company's obligation to deliver shares upon the exercise of any non-qualified Option granted under the Plan shall be subject to the Option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements; provided, however, no such agreement may be made by an optionee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an Option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

     16.  Restrictions on Issuance of Shares.

     (a) Notwithstanding the provisions of Section 9, the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                    (i)  The shares with respect to which such
               Option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                    (ii) Counsel for the Company shall have given
               an opinion, which opinion shall not be
               unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Option may be exercised, except as otherwise agreed to by the Company in writing in its sole discretion.

     17.  Purchase for Investment: Rights of Holder on Subsequent
          Registration.

     Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the 1933 Act, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     18.  Loans.

     At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an Option.

     19.  Modification of Outstanding Options.

     Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

     20.  Approval of Stockholders.

     The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no later than twelve (12) months after the date of adoption of the Plan by the Board. Should the stockholders of the Company fail to approve the Plan within such twelve-month period, all Options granted thereunder shall be and become null and void.

     21.  Termination and Amendment of Plan.

     Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.

     22.   Limitation of Rights in the Option Shares.

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     23.  Notices.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.